UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2011
The Dolan Company
(Exact name of registrant as specified in its charter)

Delaware	001-33603	43-2004527

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 317-9420
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 2, 2011, we issued a press release announcing our financial results for the three months ended June 30, 2011. A copy of this press release is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description of Exhibits
99	Press Release of the Company dated August 2, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY
By:	/s/ Vicki J. Duncomb
	Name:	Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Dated: August 2, 2011

Exhibit Index

Exhibit
Number	Description of Exhibits
99	Press Release of the Company dated August 2, 2011